EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of AMREP Corporation (the "Company") on Form 10-Q for the period ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 15, 2003

                                                     /s/ Peter M. Pizza
                                                     ------------------
                                                     Peter M. Pizza
                                                     Chief Financial Officer

                                                     /s/ James Wall
                                                     --------------
                                                     James Wall*

                                                     /s/ Michael P. Duloc
                                                     --------------------
                                                     Michael P. Duloc*

______________
*The registrant is a holding company which does substantially all of its business through two wholly-owned subsidiaries (and their subsidiaries). Those wholly-owned subsidiaries are AMREP Southwest Inc. ("ASW") and Kable News Company, Inc. ("Kable"). James Wall is the principal executive officer of ASW, and Michael P. Duloc is the principal executive officer of Kable. The registrant has no chief executive officer and its only executive officers are James Wall, Senior Vice President and Peter M. Pizza, Vice President and Michael P. Duloc, who may be deemed an executive officer by reason of his position with Kable.

     A signed original of this written statement required by Section 906 has been provided to AMREP Corporation and will be retained by AMREP Corporation and furnished to the Securities and Exchange Commission or its staff upon request.